Investor Presentation - June 2016

TONIX PHARMACEUTICALS

UPDATE
Topline Results With TNX-102 SL
In
Post-Traumatic Stress Disorder
June 2016

Version 0021 6-21-16

Cautionary Note on Forward-Looking Statements

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our possible need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and risks related to failure to obtain U.S Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the "SEC") on March 3, 2016, and future periodic reports filed with the SEC on or after the date hereof. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Investment Thesis for Tonix Pharmaceuticals

UPDATE
Differentiated Late-Stage Program

- **TNX-102 SL (cyclobenzaprine sublingual tablets), 2.8 mg**
  - Differentiated with unique attributes that address unmet needs of target markets
- **Clinically validated in fibromyalgia (FM)**
  - Completed: Phase 2; demonstrated relief from chronic wide-spread pain
- **Enrollment in Phase 3 FM completed with topline results expected 3Q 2016**
- **Positive topline results in Phase 2 - post-traumatic stress disorder (PTSD)**

Commercially Attractive Markets

- **Target indications, FM and PTSD, are common chronic disorders**
  - Underserved markets with high levels of dissatisfaction
  - A differentiated product has potential to capture substantial share

TNX-102 SL (cyclobenzaprine HCl sublingual tablets), 2.8 mg is an Investigational New Drug and is not approved for any indication.

Therapeutic Approach Used to Develop TNX-102 SL



Pursuing what is most important to patients and their physicians…

Reduce burden of disease (therapeutic benefit)

… With a Unique Approach

Achieve therapeutic benefit by improving sleep quality

Sleep quality:
- How refreshing or satisfying was his or her sleep?
- Emotional, mental, and physical rejuvenation to feel well and focused
- Not always correlated with sleep quantity (~insomnia/sedative hypnotics)

Relevance of Sleep Disturbances for FM and PTSD

Sleep disturbances:

✓ Core symptoms of FM and PTSD
  - Disturbances may be qualitatively different

✓ Believed to have a role in the pathophysiology of both disorders

	Sleep As a Core Symptom	Pathophysiology	Therapeutic Benefit 1° Clinical Endpoint	Pharmacological Action 2° Clinical Endpoint
FM	✓ **Unrefreshing sleep**	**CNS processing of sensory input** • 'Central-sensitization' or amplification of pain signals associated with disturbed sleep	**Relief of chronic widespread pain**	**Relief from sleep disturbances**
PTSD	✓ **Nightmares** ✓ **Hyperarousal**	**Stress ≈ Hyperarousal ≈ Sleep Disturbances** • Hyperarousal and hypervigilance interfere with sleep	**Reduce PTSD symptoms**	**Relief from sleep disturbances** **Reduce hyperarousal**

CNS = central nervous system

Cyclobenzaprine: Potential to Improve Sleep Quality

Cyclobenzaprine (CBP) is structurally a tricyclic molecule


N

Tricyclics and their metabolites differ significantly in their receptor binding profiles

CBP targets receptors with potential therapeutic effects for sleep disturbances

- Multimodal: high affinity, relative selectivity and functional antagonism
  - $5\text{-}HT_{2A}$
  - α_1-adrenergic
  - histamine H_1
- 6-7 fold lower affinity for SERT and NET (serotonin and norepinephrine transporters)
- Profile differs from active metabolite norcyclobenzaprine, amitriptyline and other tricyclics

TNX-102 SL: Innovative and Differentiated

TNX-102 SL: A low-dose sublingual formulation of CBP

Designed to take advantage of targeted high affinity receptors of CBP

Differentiated from immediate release oral CBP:

- Formulated for transmucosal absorption to allow sublingual administration at bedtime
  - Rapid systemic exposure
  - Improved bioavailability
  - Avoids first-pass metabolism, reducing formation of norcyclobenzaprine (nCBP)
    - Half-life ($t_{1/2}$) of 72 hours
    - Distinct receptor binding profile less selective for target receptors
    - Potential undesirable off-target functional activities

TNX-102 SL: Novel, Proprietary Formulation

Key Product Features:

API	Cyclobenzaprine HCl
Route of Administration	Sublingual - rapid absorption - avoids first-pass metabolism
Formulation	Protectic™ - protective eutectic formulation - intellectual property rights - stability for transmucosal formulation
Dose	2.8 mg tablet - very low dose
Dosing	At bedtime - once daily

TNX-102 SL: Results from Single-Dose PK Study

TNX-102 SL 2.8 mg PK Profile relative to 5 mg oral IR CBP:

CBP:
- ✓ Rapid absorption for bedtime dosing
- ✓ Peak concentration (C_{max}) reduced by 20%
- ✓ Maintains desired nighttime characteristics
  - Peak concentration (t_{max}) occurs at ~4 hours
  - ~50% of exposure occurs during the first 8 hours



Concentration (ng/mL)
4000
3500
3000
2500
2000
1500
1000
500
0
0
4
8
12
16
20
24
Hours
Oral IR CBP 5 mg
TNX-102 SL 2.8 mg

nCBP:
- ✓ More prominent from hours 8-24 ('daytime')
- ✓ Reduced exposure to nCBP by 48%
  - Anticipate at steady-state:
    - Equally present day and night
    - Less accumulation relative to oral IR CBP



1600
1400
1200
1000
800
600
400
200
0
0
4
8
12
16
20
24
Hours
Oral IR CBP 5 mg
TNX-102 SL 2.8 mg

Tonix Study F104

Intellectual Property

TNX-102 SL
Fibromyalgia, PTSD

Portfolio of international patents filed under the Patent Cooperation Treaty (PCT)

Composition-of-matter (eutectic)
- Patents filed
- Protection expected to 2034

Pharmacokinetics (PK)
- Patents filed
- Protection expected to 2033

Method-of-use
- Fibromyalgia: patents issued, 2020 expiry
- PTSD: patents filed

BestFit Study - TNX-102 SL Phase 2 in Fibromyalgia


TNX-102 SL once-daily at bedtime
2.8 mg
N = 103
Placebo once-daily at bedtime
N = 102
12 weeks
open-label extension

- Randomized, double-blind, placebo-controlled study in **fibromyalgia**
- **N=205** randomized from 17 U.S. sites
- Efficacy endpoint:
  - Pre-specified primary endpoint: change in week 12 **mean pain** score (p=0.17)
  - Difference in 30% pain **responder analysis** at week 12 between TNX-102 SL and placebo
- Other efficacy endpoints:
  - Fibromyalgia Impact Questionnaire-Revised (**FIQ-R**)
  - Patient Global Impression of Change
  - PROMIS Sleep Disturbance

1. FDA-accepted primary endpoint in current Phase 3 AFFIRM study

BestFit Key Clinical Results

Response at Week 12

Pain Relief
30% Responder Rate Based on Pain NRS



P=.033
40%
30%
20%
10%
0%
34.0%
20.6%
Placebo
n=102
TNX-102 SL
n=103

Logistic regression
NRS=Numeric Rating Scale

Reduction in Disease Burden
FIQ-R Total Score (MMRM)



Placebo
n=84
TNX-102 SL
n=89
0
-5
-10
-15
-20
-8.5
-15.6
P=.014

MMRM=Mixed model for repeated measures
FIQ-R=Fibromyalgia Impact Questionnaire-Revised

Reduction in Sleep Disturbances
PROMIS Sleep T-Score (MMRM)



Placebo
n=85
TNX-102 SL
n=89
0
-2
-4
-6
-8
-10
-5.1
-9.0
P=.005

MMRM=Mixed model for repeated measures

BestFit Safety and Tolerability Profile

No serious adverse events (SAE) reported with TNX-102 SL

Systemic adverse events reported by at least 3.0% of the total BESTFIT study population:


8.00%
6.00%
4.00%
2.00%
0.00%
6.9%
1.9%
4.4%
4.0%
3.9%
3.9%
3.0%
4.9%
3.9%
2.0%
4.9%
3.4%
3.0%
3.9%
3.4%
Somnolence
Dry Mouth
Back Pain
Nausea
Sinusitis
Placebo (n=101)
TNX-102 SL (n=103)
Total (n=204)

Most frequent local adverse events were administration site reactions

- Transient tongue numbness (44% TNX-102 SL vs. 2% placebo)
- Abnormal taste (8% TNX-102 SL vs. 0% placebo)

AFFIRM Study - TNX-102 SL Phase 3 in Fibromyalgia

FULLY ENROLLED - Topline Expected 3Q 2016


TNX-102 SL once-daily at bedtime
2.8 mg
N ≈ 259
Placebo once-daily at bedtime
N ≈ 259
12 weeks
open-label extension

- Randomized, double-blind, placebo-controlled study in **fibromyalgia**
- **N=519**; 35 U.S. clinical sites
- Primary efficacy endpoint:
  - Difference in 30% pain **responder analysis** at Week 12 between TNX-102 SL and placebo

- Second Phase 3 Study ("REAFFIRM") expected to begin in July 2016
  - Expected to be similar to AFFIRM in design and sample size

Targeting Military-related PTSD

Military-related PTSD not well-served by existing FDA-approved therapies

- **No treatment response observed in U.S. military population**
  Sertraline: negative in large multicenter trial in U.S. military (placebo numerically better)[1]
  Paroxetine: not studied in military population
- **Inconsistent treatment response observed in males**
  Sertraline: FDA conducted post-hoc analysis concluded no effect for male civilian subgroup[2]
  Paroxetine: no sex-related difference in treatment outcomes[3]
- **Important tolerability issues with SSRIs in this population**
  Sexual dysfunction
  Insomnia

1. Friedman et al., 2007, 2. Zoloft Package Insert, August, 2014, 3. Paxil Package Insert, June, 2014

AtEase Study - TNX-102 SL Phase 2 in PTSD


TNX-102 SL at bedtime once-daily
5.6 mg
N = 49
TNX-102 SL at bedtime once-daily
2.8 mg
N = 90
Placebo at bedtime once-daily
0 mg
N = 92
12 weeks
open-label extension

- Randomized, double-blind, placebo-controlled trial in ***military-related PTSD***
- **N=231**; 24 U.S. clinical sites
- Primary efficacy endpoint:

  Difference in Clinician-Administered PTSD Scale (**CAPS-5**) score between TNX-102 SL 2.8 mg and placebo at week 12

AtEase Study

Key Demographics / Characteristics of AtEase

- 93% of the sample was male
- 98% had trauma during military service and were deployed on average 2.3 times
- Mean time since index trauma was 7 years
- Race and ethnicity generally consistent with U.S. military distribution
- Similar baseline CAPS-5 scores and MADRS scores across treatment arms
  - Average CAPS-5 scores were greater than 39 for all groups ('severe' PTSD*)

*personal communication – Frank Weathers PhD, National Center for PTSD

AtEase Study - Index Trauma

Index Traumas During Military Service Related to Dx of PTSD	Patient Count
Being involved in an IED explosion or suicide bombing	35
Being attacked or ambushed	33
Witnessing death or injury of fellow soldiers	30
Witnessing IED explosion	29
Receiving incoming artillery, rocket, or mortar fire	10
Being wounded or injured	9
Being responsible for the death of a noncombatant	9
Witness suicide-related deaths or injury	9
Seeing ill or injured women or children you were unable to help	8
Witnessing death or injury of civilians	7
Handling or uncovering human remains	6
Sexual assault	6
Involved in serious vehicular accident (Humvee, helicopter, plane)	6
Shooting or directing fire at the enemy	5
Knowing someone seriously injured or killed	4
All others	19

AtEase Study Results

CAPS-5 LS Total Score Mean Change from Baseline


Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
0
-5
-10
-15
-20
-25
LS Mean Change
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg
*
*
*

*p=0.031, comparing placebo and TNX-102 SL 5.6 mg, *p<0.05, comparing placebo and TNX-102 SL 2.8 mg, by MMRM with MI, mixed-effect model repeated measures with multiple imputation; CAPS-5, Clinician Administered PTSD Scale for DSM-5; LS Mean, least squares mean

AtEase Study Results


CAPS-5 Arousal and Reactivity Cluster Score Mean Change
Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
0
-1
-2
-3
-4
-5
-6
-7
LS Mean Change
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg

*p<0.05, comparing TNX-102 SL 5.6 mg to placebo, mixed-effect model repeated measures
*p<0.05, comparing TNX-102 SL 2.8 mg to placebo, mixed-effect model repeated measures

AtEase Study Results


Clinician Global Impression – Improvement Scale Responders
70%
60%
50%
40%
30%
20%
10%
0%
44.6%
53.3%
63.3%
*
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg

*p=0.041, Logistic regression comparing placebo and TNX-102 SL 5.6 mg
Responders are those rated as "much improved" or "very much improved"

AtEase Study Results

Sheehan Disability Scale – Work/School & Social/Leisure Domains

The symptoms have disrupted your work/school work


Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
5.5
5
4.5
4
3.5
3
2.5
2
1.5
*
*
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg

*p≤0.05, TNX-102 SL 5.6 mg v. Placebo, MMRM, MMRM, mixed-effects model repeated measure

The symptoms have disrupted your social/leisure activities


Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
*
*
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg

*p<0.05, TNX-102 SL 5.6 mg v. Placebo, MMRM

AtEase Study Results
Adverse Events (≥5% rate in any group)

Preferred Term	Placebo N=94*	TNX-102 SL 2.8 mg N=93*	TNX-102 SL 5.6 mg N=50*	Overall N=237*
Local Administration Site Conditions				
Hypoaesthesia oral	2 (2.1%)	36 (38.7%)	18 (36.0%)	54 (37.8%)
Paraesthesia oral	3 (3.2%)	15 (16.1%)	2 (4.0%)	17 (11.9%)
Glossodynia	1 (1.1%)	3 (3.2%)	3 (6.0%)	6 (4.2%)
Systemic Adverse Events				
Somnolence	6 (6.4%)	11 (11.8%)	8 (16.0%)	19 (13.3%)
Dry mouth	10 (10.6%)	4 (4.3%)	8 (16.0%)	12 (8.4%)
Headache	4 (4.3%)	5 (5.4%)	6 (12.0%)	11 (7.7%)
Insomnia	8 (8.5%)	7 (7.5%)	3 (6.0%)	10 (7.0%)
Sedation	1 (1.1%)	2 (2.2%)	6 (12.0%)	8 (5.6%)
Upper respiratory tract infection	5 (5.3%)	3 (3.2%)	2 (4.0%)	5 (3.5%)
Abnormal dreams	5 (5.3%)	1 (1.1%)	1 (2.0%)	2 (1.4%)
Weight increased	5 (5.3%)	1 (1.1%)	1 (2.0%)	2 (1.4%)

Completer Rate:

Placebo	73%
TNX-102 SL 2.8 mg	79%
TNX-102 SL 5.6 mg	84%

AtEase Study Summary of Results

Presented at American Society of Clinical Psychopharmacology, May 31, 2016

- **Recruited a population with severe military-related PTSD, almost exclusively combat traumas incurred during OIF/OEF/OND deployments:**
  - Predominantly male

- **TNX-102 SL at 5.6 mg daily at bedtime for 12 weeks:**
  - Reduced severity of PTSD (CAPS-5, p=0.031, Effect Size=0.39)
  - Reduced key symptoms (hyperarousal, insomnia, startle)
  - Improved global symptoms (CGI-I) and function (SDS work/school and social/leisure)
  - Tolerability evidenced by retention rate (84%) and low systemic side effects with only one discontinuation for AE (increased nightmares)

- **TNX-102 SL at 2.8 mg daily at bedtime for 12 weeks:**
  - Reduced PTSD symptoms (CAPS-5) at weeks 2 and 4
  - Reduced hyperarousal at weeks 2, 4 and 8
  - Non-significant intermediate effects at week 12 on PTSD symptoms, global and functional improvement (CAPS-5 total, sleep and startle items, CGI-I, SDS)

OIF/OEF/OND, Operation Iraqi Freedom/Operation Enduring Freedom/Operation New Dawn
CGI-I, Clinician Global Impression – Improvement scale; CAPS-5, Clinician Administered PTSD Scale for DSM-5;
SDS, Sheehan Disability Scale

AtEase Study Conclusions

- **This is the first multicenter randomized clinical trial of any medication that has demonstrated efficacy in a population with military-related PTSD**
- **Early effects on sleep and hyperarousal are consistent with the mechanistic hypothesis for TNX-102 SL**
  - Primary actions on sleep disturbance and autonomic balance.
- **Next steps**
  - Phase 3 trial in military-related PTSD
  - Phase 3 trial in civilian PTSD

TNX-102 SL Value Proposition

Differentiated

- Innovative sublingual tablet
- Rapid bedtime absorption
- Peak concentration during sleep period (first 8 hours)
- Reduced exposure to long-lived active metabolite

Efficacy Results

- FM (Phase 2b); pain relief and improvement in functional and global outcomes
- PTSD (Phase 2); reduction in overall disease impact (CAP-5) in difficult to treat population

Addresses significant unmet needs of target markets

- Effective therapies that are well tolerated

Fibromyalgia: Market Characteristics

Prevalence Population
~5.4 million[1]


Undiagnosed
50%
2,720,000
Diagnosed
50%[2]
2,720,000
Drug
Treated
85%[3]
2,366,400
No Drug
15%[3]
353,600

Market Characteristics

Prevalence
One of the more common chronic pain disorders

Diagnosed population
Large population (~2.7 million)
Majority receive drug treatment

Treatment Pattern:
Polypharmacy the norm - average 2.6 drugs/patient[3]
Rotation through therapy common: average ~5 drugs/year[3]

Unmet Need:
Majority of patients do not respond or cannot tolerate therapy[4]

1. Queiroz, 2013 prevalence rate of 2.2% of adult population - adjusted for estimated U.S. adult population in 2016
2. Vincent et al., 2013; diagnosed prevalence rate was 1.1% of adult population or 50% of the prevalent population
3. Robinson, et al., 2012
4. Market research by Frost & Sullivan, commissioned by Tonix , 2011

PTSD - Market Summary

Prevalence Population
~8.4 million[1]



Rx
480,000
6%
No Rx
158,000
2%
Veterans Affairs[3]
Undiagnosed
6,788,000
79%
Rx
872,000
10%
No Rx
288,000
3%
Civilians Population[2]

Market Characteristics

Prevalence:
- One of the more common psychiatric disorders
- Large undiagnosed population (79%)

Diagnosed population
- Large population (~1.8 million)
- Majority receive drug treatment
  - Civilians: ~75%[2]
  - Veterans: ~84%[4]

Treatment Pattern:
- Benzodiazepines & SSRIs most common drug therapy[2,4]
- Concomitant medication rate high[2]

Unmet Need:
- Non-responders to treatment - few alternatives
- Subpopulations not well served by current treatments
- Tolerability issues in sensitive population

1. Kessler, et al., 2005; Prevalence rate of 3.5% applied to estimate of U.S. population in 2016
2. IMS Consulting, *Market Sizing & Treatment Dynamics: Post-Traumatic Stress Disorder (PTSD) Patients*", 2016
3. Bowe, et al., 2014
4. Bernardy et al., 2012

Financial overview

NASDAQ: TNXP	
Cash, cash equivalents, and marketable securities reported at March 31, 2016	$ 27.5 million
Net proceeds from underwritten stock offering in 2Q16	$9.1 million
Shares outstanding (June 21, 2016)	25.1 million

Management team

Seth Lederman, MD President & CEO	TARGENT, Fusilev (levoleucovorin) for injection, vela
Bruce Daugherty, PhD, MBA Chief Scientific Officer	MERCK, Roche
Gregory Sullivan, MD Chief Medical Officer	Columbia University Department of Psychiatry, New York State Psychiatric Institute
Bradley Saenger, CPA Chief Financial Officer	Shire, VERTEX, Steward, pwc
Jessica Edgar Morris EVP, Administration	Deutsche Bank, svb Silicon Valley Bank, American Capital
Ronald Notvest, PhD EVP, Commercial Planning & Development	Wyeth, Rapamune sirolimus, Evidec

Board of directors

Seth Lederman, MD Chairman	**Ernest Mario, PhD** ALZA, Glaxo, Reliant Pharma
Stuart Davidson Labrador Ventures, Alkermes, Combion	**Charles Mather** BTIG, Janney, Jefferies, Cowen, Smith Barney
Patrick Grace Apollo Philanthropy, WR Grace, Chemed	**John Rhodes** NYSERDA, NRDC, Booz Allen Hamilton
Donald Landry, MD, PhD Chair of Medicine, Columbia University	**Samuel Saks, MD** Jazz Pharma, ALZA, Johnson & Johnson

Thank You!